Exhibit 10.45

             -------------------------------------------------------
                   Confidential treatment has been requested for
             portions of this exhibit. The copy filed herewith
             omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
             -------------------------------------------------------

                             VAXGEN-CELLTRION, INC.

                          CONSULTING SERVICES AGREEMENT

      This Consulting Services Agreement (the "Agreement") is made and entered into on the 7th day of June, 2002 (the "Effective Date") by and between VaxGen-Celltrion, Inc., a California corporation, having an address at c/o VaxGen, Inc., 1000 Marina Boulevard, Brisbane, CA 94005-1841 ("VCI"), and VaxGen, Inc., a Delaware corporation, with a principal place of business at 1000 Marina Boulevard, Brisbane, CA 94005-1841 ("VaxGen"). (VCI and VaxGen are sometimes referred to individually herein as a "Party" or collectively as the "Parties.")

WHEREAS:

Vaxgen and VCI entered into a series of agreements on June 7, 2002, including a license agreement, an executed copy of which is attached hereto as Schedule 1 ("License Agreement"), all of which together set forth the terms for the construction and operation of pilot manufacturing facilities for the production of pharmaceutical products in South San Francisco, California;

VCI now desires to retain VaxGen as an independent contractor to perform the Services (as defined and more fully described herein); and

VaxGen is willing to perform the Services on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.1 "Intellectual Property" shall mean all patents, inventions, developments, discoveries, improvements, know-how, trade secrets, copyrightable material, records, data, results, notes, computer files, records, trademarks, service marks, trade names, names, marks, logos, brand names, designs, trademark and service mark registrations, and any other intellectual property made, conceived, reduced to practice, invented, or discovered by either Party or their employees, independent contractors, consultants, agents, and representatives, prior to the Effective Date or during the term of this Agreement.

1.2 "Licensed Knowhow" shall have the meaning ascribed to this term in the License Agreement, which is attached hereto as Schedule 1 and incorporated herein by reference.

1.3 "Licensed Patent Rights" shall have the meaning ascribed to this term in the License Agreement attached as Schedule 1, which is incorporated herein by reference.

1.4 "VaxGen Intellectual Property" shall mean all Intellectual Property (i) owned or licensed by VaxGen prior to the Effective Date and (ii) made, conceived, reduced to practice, invented, or discovered independently by VaxGen, or its employees, independent contractors, consultants, agents, or representatives, or licensed by VaxGen, during the term of this Agreement but not in the course of providing Services hereunder. For the purpose of this Agreement, the Licensed Knowhow, Licensed Patent Rights, and all improvements to VaxGen Intellectual Property, conceived or developed independently by VaxGen, its employees, independent contractors, consultants, agents, and representatives, shall constitute VaxGen Intellectual Property.

1.5 "VCI Intellectual Property" shall mean all Intellectual Property (i) made, conceived, reduced to practice, invented, or discovered independently by VCI, and its employees, independent contractors, consultants, agents, and representatives, expressly excluding VaxGen, prior to the Effective Date or during the term of this Agreement and (ii) all Intellectual Property made, conceived, reduced to practice, invented, or discovered by VaxGen, and its employees, independent contractors, consultants, agents, and representatives solely in the course of providing Services hereunder. For the purpose of this Agreement, VCI Intellectual Property shall further include all improvements to VCI Intellectual Property, which are developed or conceived during the term of this Agreement independently by one or more employees, independent contractors, consultants, agents, and other representatives of VCI and, solely in the course of providing Services hereunder, by one or more employees, independent contractors, consultants, agents, and other representatives of VaxGen..

1.6 "Work Product" shall mean all electronic and written records, files, and samples of work produced during the term of this Agreement by VCI and, solely in the course of providing Services hereunder, VaxGen, including, but not limited to, reports, notes, data, sketches, drawings, media, and other representations of such work.

                                   ARTICLE II

                            SERVICES AND COMPENSATION

2.1 Performance of Services. During the term of this Agreement, VaxGen shall perform the following Services for VCI in a commercially reasonable manner and in


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

accordance with the terms and conditions of this Agreement, and with any time schedule, requirements, or other goals, which are agreed between VaxGen and VCI pursuant to this Section 2.1:

      (a) the services set forth in the License Agreement and Sub-license Agreement entered into between VaxGen and VCI,

      (b) the services requested by VCI in connection with the performance of the License Agreement and Sub-license Agreement entered into between VaxGen and VCI, and

      (c) other services reasonably requested by VCI.

2.2 Compensation. VCI shall pay to VaxGen compensation as set forth in this
Section 2.2 for the performance of the Services described in Sections 2.1(b) and
(c) above.

      (a) Payment of each VaxGen employee at a rate equal to the hourly rate of such employee's annual salary, plus an additional overhead rate of [*], as set forth in Schedule 2, and

      (b) Payment of independent contractor, consultant, agent, or other representative of VaxGen hired by VaxGen on behalf of VCI in support of the Services at a rate equal to the hourly rate of his or her contract rate.

The amount of compensation shall not be increased except upon the signed written agreement of the Parties. The Parties agree that the compensation described in this Section 2.2 is based solely on the performance of the Services described in
Section 2.1(b) and (c) above.

2.3 Reimbursement of Expenses. VCI shall reimburse VaxGen for all reasonable out-of-pocket expenses, which are necessarily incurred on its behalf in the performance of the Services by VaxGen, any employee, independent contractor, consultant, agent, and/or other representative of VaxGen, including but not limited to telephone, facsimile, shipping, postage, lodging, travel expenses, provided that prior written approval shall be obtained before such travel expenses are incurred. For any out-of-pocket expenses, with respect to which VaxGen seeks reimbursement from VCI, VaxGen shall submit an itemized written statement detailing such expenses, which shall be provided in a format reasonably acceptable to VCI.

2.4 Payments and Capital Contributions by VaxGen. All compensation and reimbursement payable to VaxGen pursuant to Sections 2.2 and 2.3 shall not be deemed capital contributions by VaxGen as set forth in Article 5 of the VCI Joint Venture Agreement. All payments pursuant to Sections 2.2 and 2.3 shall be due and payable within sixty (60) days of the invoice date, and shall be remitted to VaxGen at the following address: Attn: Carter A. Lee, VaxGen, Inc., 1000 Marina Boulevard, Brisbane, CA 94005-1841, U.S.A. All sums, including reimbursements, due payable under this

[*] Denotes confidential treatment requested. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission


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

Agreement shall exclude any value added goods and services, sales, or other tax, duty, or levy, and shall be payable in U.S. Dollars.

2.5 Late Payments. On all amounts outstanding and payable, interest shall accrue from the date such amounts are due and payable at the rate of one-half percent (1/2%) per month on any amount required by this Agreement, commencing on the date on which payment is due.

                                   ARTICLE III

                       OWNERSHIP OF INTELLECTUAL PROPERTY

3.1 Ownership of Intellectual Property and Work Product. All right, title, and interest in VaxGen Intellectual Property shall be solely owned by VaxGen. All right, title, and interest in VCI Intellectual Property and Work Product shall be solely owned by VCI.

3.2 Assignment of Rights to Intellectual Property and Work Product. VaxGen hereby certifies that each employee, independent contractor, consultant, agent, and representative of VaxGen, having access to VaxGen Intellectual Property and/or VCI Intellectual Property and Work Product, has signed an agreement with VaxGen, which assigns and transfers to VaxGen all right, title, and interest in any VCI Intellectual Property and Work Product conceived or developed during the term of this Agreement. VCI hereby certifies that each employee, independent contractor, consultant, agent, and representative of VCI, having access to the VaxGen Intellectual Property and/or the VCI Intellectual Property and Work Product, has signed an agreement with VCI, which assigns and transfers to VCI all right, title, and interest in any VCI Intellectual Property and Work Product conceived or developed during the term of this Agreement.

3.3 Improvements. VCI agrees that, if VaxGen, or any employee, independent contractor, consultant, agent, and/or other representative of VaxGen, in the course of performing the Services, and/or VCI, or any employee, independent contractor, consultant, agent, and/or other representative of VCI, at any time, incorporates any improvement, invention, development, concept, discovery, or other proprietary information into VaxGen Intellectual Property, VaxGen shall have a perpetual, irrevocable, worldwide, fully paid, royalty free, non-exclusive right to practice, make, have made, sell, offer for sale, import, modify, reproduce, display, and use, as applicable, such invention, improvement, development, concept, discovery, or other proprietary information.


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

                                   ARTICLE IV

                                  INFRINGEMENT

      Sections 5.3 and 5.4 of the License Agreement attached hereto as Schedule 1 are incorporated herein by reference.

                                    ARTICLE V

                       MAINTENANCE OF RECORDS AND REPORTS

      During the Term of this Agreement and for a period of two (2) years following the expiration or termination of this Agreement, the Parties agree to maintain complete and accurate accounting records, in a form substantially in accordance with standard accounting practices, substantiating the compensation, reimbursements, overhead rate, and late interest, if any, invoiced by VaxGen for Services rendered during the term of this Agreement, and listing the invoices received by VCI and payments made pursuant to such invoices. These records shall be kept at the Parties' principal place of business, and shall be made available for inspection and copying during regular business hours by an independent accountant retained by the Party seeking inspection at such Party's sole expense.

                                   ARTICLE VI

                              TERM AND TERMINATION

6.1 Term of Agreement. The term of this Agreement will commence on the Effective Date and will continue for a period of five (5) years until the fifth anniversary of the Effective Date, unless earlier terminated as set forth herein.

6.2 Termination at Will. Either Party may terminate this Agreement at will upon the provision of ninety (90) days prior written notice to the other Party.

6.3 Termination for Cause. Failure by either Party to comply with any of its material obligations set forth in this Agreement shall entitle the non-defaulting Party to give the defaulting Party a notice specifying the nature of the default and requiring the defaulting Party to make good its default. If such default is not cured within thirty (30) days after such notice, the non-defaulting Party shall be entitled, without prejudice to any of its other rights under this Agreement or available under law or in equity, to terminate this agreement effective upon a notice of termination to the defaulting Party. Such termination shall not relieve the breaching Party from any obligations, which are expressly indicated to survive the termination or expiration of this Agreement.

6.4 Termination for Insolvency or Bankruptcy. Section 9.3 of the License Agreement, attached hereto as Schedule 1, shall be incorporated herein by reference.

6.5 Expiration or Termination. Upon expiration or termination of this Agreement, the performance of any and all Services shall cease. Compensation for all Services rendered up to the date of expiration or termination shall be due and payable, and if overpayment has occurred, then such overpayment amounts shall be deducted and the overpayment shall be refunded within sixty (60) days of such termination. In addition, the reimbursement of all expenses incurred pursuant to
Section 2.3, and all outstanding


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

financial obligations incurred on behalf of VCI, on or before the date of expiration or termination, shall be due and payable on or before the fifteenth
(15th) day following any such expiration or termination.

6.6 Survival of Terms. The following terms will survive expiration or termination of this Agreement: Sections 2.2, 2.3, 2.4, 2.5, and 6.5, and Articles III, IV, V, VII, VIII, and IX.

                                   ARTICLE VII

                                 CONFIDENTIALITY

      Section 6.1 of License Agreement, which is attached hereto as Schedule 1, is incorporated herein by reference.

                                  ARTICLE VIII

                                    LANGUAGE

      This Agreement is written in the English language, which language shall prevail over any translation thereof.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1 Force Majeure. Section 10.11 of the License Agreement, which is attached hereto as Schedule 1, is incorporated herein by reference.

9.2 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns, subject to the remainder of this Section 9.2. This Agreement shall not be assignable by either Party in whole or in part without the other Party's prior consent in its sole discretion, except that either Party may assign this Agreement in whole or in part without the other Party's consent in connection with any consolidation, merger redemption, put or sale of stock, conveyance of substantially all of the assigning Party's assets, or change-of-control transaction that involves the assigning Party.

9.3 Governing Law; Disputes. Sections 10.2 and 10.5 of the License Agreement, which is attached hereto as Schedule 1, shall be incorporated herein by reference.

9.4 Notices. Any notice, request, delivery, demand, report, accounting, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given on the same day as delivery if delivered in person or transmitted by telecopier (with confirmed answer-back) in any case by 5:00 p.m. local time, on the next business day if sent by overnight courier service, and in three business


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

days if sent by registered or certified mail, in any case addressed to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party in accordance with this
Section:

If to VaxGen, addressed to:      VaxGen, Inc.
                                 1000 Marina Boulevard
                                 Brisbane, CA   U.S.A.  94005-1841
                                 Attn: Dr. Lance K. Gordon
                                 Facsimile: (650) 624-1003

If to VCI, addressed to:         VaxGen-Celltrion, Inc.
                                 c/o VaxGen, Inc.
                                 1000 Marina Boulevard
                                 Brisbane, CA   U.S.A.  94005-1841
                                 Attn: James P. Panek
                                 Facsimile: (650) 624-1001

9.5 Entire Understanding. This Agreement, along with the License Agreement, effective as of June 7, 2002, which is attached hereto as Schedule 1, and the other Schedules, contains the entire understanding of the Parties with respect to the subject matter contained herein, and supercedes all prior understandings between the Parties, whether written or oral, regarding the same matter. There are no restrictions, promises, covenants or understandings other than those expressly set forth herein, and no rights or duties on the part of either Party are to be implied or inferred beyond those expressly herein provided for. The Parties hereto may, from time to time during the term of this Agreement, modify, vary, or alter any of the provisions of this Agreement but only by written agreement duly executed by the Parties.

9.6 Severance. Section 10.7 of the License Agreement, which is attached hereto as Schedule 1, shall be incorporated herein by reference.

9.7 Publicity. VCI and VaxGen shall consult and obtain mutual consent before making any public announcement concerning this Agreement, the subject matter hereof or use of the other Party's name, except for information that is already in the public domain or where the nature of such information has been previously approved for disclosure (in which case this Section 10.7 will no longer apply to that previously approved information).

9.8 Independent Contractors. Section 10.13 of the License Agreement, which is attached hereto as Schedule 1, shall be incorporated herein by reference.

9.9 Waiver. Section 10.6 of the License Agreement, which is attached hereto as
Schedule 1, shall be incorporated herein by reference.

9.10 Third Party Beneficiaries. This Agreement does not create, and shall not be construed to create, any rights enforceable by any person not a Party to this Agreement.


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

9.11 Headings. Section 10.12 of the License Agreement, which is attached hereto as Schedule 1, is incorporated herein by reference.

9.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]


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

      IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Agreement on behalf of VaxGen and VCI, as applicable.

VAXGEN, INC.                           VAXGEN-CELLTRION, INC.

("VaxGen")                             ("VCI")

By:                                    By:

Print Name:                            Print Name:

Title:                                 Title:


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

                                   SCHEDULE 1

                                LICENSE AGREEMENT


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

                                   SCHEDULE 2

                                  OVERHEAD RATE

Facility Costs (Office Space Only)                              [*]
           Indirect Labor
                     Facilities
                     Office Services
                     Purchasing
           Office Rent
           Utilities
           Security
           General Insurance
           Facility Repairs and Maintenance
           Depreciation on Office Equipment

Benefits                                                        [*]
           Medical Insurance
           Dental Insurance
           Vision Insurance
           Life Insurance
           Long Term Disability
           Short Term Disability
           Employer Taxes
           Vacation

Operating Expenses                                              [*]
           Telecommunication
           Office Supplies
           Postage and Couriers
           Software License
           Equipment Rental (Copiers, Cubicles)
           Office Equipment Repair and Maintenance
           Print and Reproductions

Other Indirect Labor
           Finance and Administration                           [*]
           Corporate Communications                             [*]
           Human Resources                                      [*]
           Information Technology                               [*]

Total Overhead Allocation                                       [*]

[*] Denotes confidential treatment requested. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission


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